UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 17, 2009

TRUE TEMPER SPORTS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-72343	52-2112620
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8275 Tournament Drive

Suite 200

Memphis, Tennessee 38125
(Address of Principal Executive Offices, including  Zip Code)

Telephone: (901) 746-2000
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 17, 2009, True Temper Sports, Inc. amended the exisiting forbearance with the lenders in its 2006 Restated Credit Facility, to extend such forbearance through August 31, 2009.  The terms and conditions of the amended forbearance were substantially similar to those of the expiring agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

True Temper Sports, Inc.

Date: August 21, 2009	By:	/s/ SCOTT C. HENNESSY

	Name:	Scott C. Hennessy
	Its:	President and Chief Executive Officer

Date: August 21, 2009	By:	/s/ JASON A. JENNE

	Name:	Jason A. Jenne
	Its:	Vice President, Chief Financial Officer and Treasurer